Supplement, dated July 30, 2010

to Prospectus, dated May 1, 2010

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

On Page 2 of the Prospectus, under the heading “Charges Under Your Policy” delete the following sentence that relates to a change in fees as of the Change Date:

“We are increasing these charges commencing on August 1, 2010 (the “Change Date”).”

On Pages 6 and 7 of the Prospectus, the Annual Separate Account Expenses tables, including preamble and footnotes, are hereby deleted in their entirety and replaced with the following:

Annual Separate Account Expenses

I.     For Policies issued prior to January 1, 2009

		Maximum	Current
	When Deducted	Amount Deducted	Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%	.20%
Mortality Risk Fee	expenses are	.70%	.50%
Administrative Charge	deducted on a	.65%	.50	%(5)
Total Separate Account	daily basis at an
Annual Expenses	annualized rate	1.50%	1.20%

II.   For Policies issued after January 1, 2009

		Maximum	Current
	When Deducted	Amount Deducted	Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.20%	.20%
Mortality Risk Fee	expenses are	.95%	.50%
Administrative Charge	deducted on a	.85%	.50	%(5)
Total Separate Account	daily basis at an
Annual Expenses	annualized rate	2.00%	1.20%

(5)

Adviser Reimbursements.    All Plans with assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburses us at an annual rate of 0.10% for certain services we provide. The effect of the reimbursements on all Plans is more specifically discussed under “Charges You or Your Employer Will Pay” and “Charges under the Contracts”.

On Page 26 of the Prospectus, under the heading “Charges and Deductions You Will Pay”, under the section “Annual Separate Account Expenses” revise the 4th sentence of the paragraph to remove references to changes commencing on the Change Date.  Therefore the sentence that reads: “Current charges for Annual Separate Account Expenses are 0.90%, but commencing on the Change Date such current charges will increase to 1.20%”, is hereby deleted and replaced with the following: “Charges for Annual Separate Account Expenses are 1.20%.”

Also on Page 26 of the Prospectus, under the heading “Charges and Deductions You Will Pay”, under the section “Administrative Charges” replace the last paragraph of the section with the following:

“The Administrative Charge is 0.50%.  For assets in the American Century VP Capital Appreciation Fund the charge is reduced to 0.25% and for assets in the Fidelity VIP Funds the charge is reduced to 0.40%. We deduct this charge from your Account Value in the General Account but if the Account Value in the General Account is insufficient to pay the charges we will look to deduct it from assets in the Separate Account Investment Alternatives in the order described in the Statement of Additional Information under “Additional Information About Charges”.”

On Pages 26-27 of the Prospectus, under the heading “Charges and Deductions You Will Pay”, under the section “Mortality and Expense Risk Fees” replace the last paragraph with the following:

“We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.50% compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70%, (0.95% for policies issued on or after 1/1/09) if the revenue from the current charge is insufficient to cover our customers’ mortality experience. The expense risk fee, at an annual rate of 0.20% compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

On Page 38 of the Prospectus, under the heading “Definitions We Use in This Prospectus”, delete the term “Change Date” from this section as it is no longer used within the Prospectus and therefore no longer a defined term.